UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2004

Lone Star Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15660 North Dallas Parkway Suite 500 Dallas, Texas 75248
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 770-6401

Not applicable
(Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.

Certain officers of Lone Star Technologies, Inc. plan to present the following materials, in the form of a slide show presentation, printed brochure and/or Internet webcast to investors in various presentations commencing March 31, 2004.

Slide 1

“Lone Star Technologies, Inc. Investor Presentation 2004”

Graphic representation of various tubular products.

Slide 2

Risk Factors

This presentation contains forward-looking statements based on assumptions that are subject to a wide range of business risks.  There is no assurance that the estimates and expectations in this presentation will be realized or that the transaction will be consummated.  Important factors that could cause actual results to differ materially from the forward-looking statements are described in the periodic filings of Lone Star Technologies, Inc. with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2003.  Lone Star Technologies, Inc. does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 3

Company Representatives

Rhys J. Best, Chairman, President and Chief Executive Officer

Charles J. Keszler, Vice President and Chief Financial Officer

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 4

Investment Considerations

•                                          Leading market positions in core Products

•                                          Strategic alliances provide production flexibility

•                                          Focused cost management

•                                          Strong balance sheet

•                                          Disciplined corporate development program

Graphic representation of various tubular products situated behind Lone Star Technologies, Inc. star logo.

Slide 5

Company Overview

Lone Star’s products serve the expanding oilfield exploration and production markets and the industrial markets.

Lone Star Technologies

Oilfield Products

Leading marketer, and manufacturer and provider of custom finishing for casing, tubing, line pipe and couplings used in oil and gas exploration, production and transmission.

Specialty Tubing

Leading manufacturer of specialty tubing products for the industrial, automotive and power generation industries.

Flat Rolled/Other

Flat rolled and other industrial tubular products.

Graphic representation of various tubular products situated behind Lone Star Technologies, Inc. star logo.

Slide 6

Lone Star Revenues by Segment

Graphic of a pie chart depicting the following amounts for the following segments: 1) Oilfield Products – 60-70%; 2) Specialty Tubing Products – 25%; and 3) Flat Rolled/Other – <10%.

Graphic representation of various tubular products situated behind Lone Star Technologies, Inc. star logo.

Slide 7

Oilfield Products – 60% - 70% of Revenues

OCTG (80 - 85% of Oilfield Products)

Casing – used as a retainer wall for oil and gas wells

Production Tubing – transports oil and gas from wells to the surface

Couplings – connections used to join individual sections of casing and tubing together

Custom Finishing – premium threading, heat treating, upsetting, storage & inspection

LINE PIPE (15 - 20% of Oilfield Products)

Used in the gathering and transmission of oil and natural gas from the wellhead to larger transmission lines and refineries.

Graphic of a pie chart depicting the following amounts for the following segments: 1) OCTG – 80-85% and 2) Line Pipe – 15-20%.

Graphic representations of casing and other various tubular products situated below Lone Star Technologies, Inc. star logo.

Slide 8

Oilfield Products – 60%-70% Premium OCTG Revenues

•                                          Critical well applications

•                                          Global acceptance

•                                          Superior performance

•                                          Complete OCTG finishing

Graphic of a pie chart depicting the following amounts for the following segments: 1) 62% Premium and 2) 38% Other.

Graphic representation of line pipe situated below Lone Star Technologies, Inc. star logo.

Slide 9

Specialty Tubing – 25% of Total Revenues

Precision Mechanical Tubing – 66% of Specialty Tubing

•                                          High value-added, custom made tubulars used in industrial, fluid power and automotive applications

Heat Recovery Tubular Products – 34% of Specialty Tubing

•                                          Largest manufacturer of heat recovery tubulars used in fuel economizers, refineries and combined-cycle electrical power generation

Graphic representation of products in which precision mechanical tubulars are used as component parts.

Graphic representations of a hydraulic cylinder and X-ID Heat Recovery Tubing situated below Lone Star Technologies, Inc. star logo.

Slide 10

Flat Rolled/Other – Less than 10% Revenues

•                                          Regional sales to maximize product efficiencies

•                                          Provide material to alliance mills

•                                          Enhance procurement capabilities

Graphic representation depicts flat rolled steel.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 11

Oilfield Products – Customer based solutions

Lone Star provides one of the broadest offerings of casing, tubing, couplings, line pipe and OCTG finishing in the world.  Significant users include: Anadarko, Devon, Apache, BP, Burlington Resources, and Exxon Mobil.

Graphic representation of onshore drilling rig and offshore shallow water and deep water drilling platforms.

Graphic representation of couplings situated below Lone Star Technologies, Inc. star logo.

Slide 12

Customer Solutions Strategy

Lone Star is designed to provide complete solutions for customers; meeting every aspect of the purchase – from initial well design with Lone Star’s string design software to delivery of a product ready to run in the well.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 13

Broad Oilfield Tubular Size Range

Our mills produce OCTG and Line Pipe in a broad size range, 16” to 1/2” OD

Graphic representation of a cylinder with the label “Lone Star Mills.”

Graphic representation of various tubular products situated below Lone Star Technologies, Inc. star logo.

Slide 14

Expanded Product Offering through Alliance Mills

Alliance mills further expand our product offering (2 3/8” to 60” OD) to support customer supply chain requirements, balance production, lower capital risk and increase profits.

Graphic representation of a two-level cylinder.  The first level is labeled “Lone Star Mills” and the second level is labeled “Alliance Mills.”

Graphic representations of various tubular products and line pipe situated below Lone Star Technologies, Inc. star logo.

Slide 15

New Value-Added OCTG Services

Star Energy Group provides the broadest range (1” to 20” OD) of OCTG finishing, production tubing and couplings, inspection and storage services in the marketplace today.

Graphic representation of a three-level cylinder.  The first level is labeled “Lone Star Mills,” the second level is labeled “Alliance Mills” and the third level is labeled “Star Energy Group.”

Graphic representations of various tubular products, line pipe and couplings situated below Lone Star Technologies, Inc. star logo.

Slide 16

Star Energy Group

Comprehensive, value-added solutions for global manufacturers, distributors and end users with:

•                                          Full range OCTG finishing, inspection and logistics

•                                          Thermal treated production tubing

•                                          Full range of coupling products

•                                          Flexibility for small quantity processing

•                                          Established premium thread capabilities

Graphic representation of Star Energy Group logo.

Graphic representation of couplings situated below Lone Star Technologies, Inc. star logo.

Slide 17

Deeper Wells Increase Demand

Well depth increases OCTG use and premium product requirements

Graphic illustrating the amount of tubular consumption as a function of well depth.  The graph shows the following three wells:

•                                          An oil well drilled to a depth of 5000 feet, which consumes a total of 10,800 feet of tubing having a total weight of 50 tons.

•                                          A gas well drilled to a depth of 10,000 feet, which consumes a total of 29,000 feet of tubing having a total weight of 600 tons.

•                                          An offshore well drilled to a depth of 15,000 feet, which consumes 57,000 feet of tubing having a total weight of 1,100 tons.

Graphic representation of an offshore drilling platform situated below Lone Star Technologies, Inc. star logo.

Slide 18

Expandable Casing – We Made it Practical

• The leading supplier of expandable casing – Ability to drill deeper at lower costs – Well repair savings for customers – Proven successful with 200+ applications

Graphic illustrating the amount of tubular consumption as a function of well depth.  The graph shows the following two wells:

•                                          A deepwater well drilled to a depth of 15,000 feet, which consumes a total of 50,000 feet of tubing having a total weight of 1,000 tons.

•                                          A monobore well drilled to a depth of 15,000 feet, which consumes a total of 42,000 feet of tubing having a total weight of 550 tons.

Graphic “cut-away” representation of expandable casing situated below Lone Star Technologies, Inc. star logo.

Slide 19

Other High Margin Oilfield Products

Expandable Sand Screens – International and Gulf of Mexico Drilling

Couplings – Premium Expandable Tubulars

Perf Gun Barrels – Custom Precision Sizes

Drilling with Casing – Proprietary Threads and Couplings

Graphic representation of an exploding gun (an explosive device used down-hole to create intentional holes).

Graphic representation of couplings situated below Lone Star Technologies, Inc. star logo.

Slide 20

Oilfield Customers

Critical Applications

Marathon	Expandable casing run to over 13,000 feet.

Phillips	First Gulf of Mexico subsalt development platform.

Conoco	Deepest well drilled from a semi submersible. Longest 7” casing string. Longest, heaviest liner string.

ExxonMobil	Expandable casing run to over 22,200 feet.

Unocal	Offshore well in deepest water, all LSS casing.

Amoco	Longest 9 7/8” casing string.

BP	First expandable liner hanger.

Shell Oil	First ultra-deepwater expandable casing; water depth of 7,800 feet. First MonoDiameter™ well.

Graphic representation of offshore drilling platform situated below Lone Star Technologies, Inc. star logo.

Slide 21

Financial Overview

Graphic representation of various tubular products labeled with the Star Energy Group, Lone Star Steel, Fintube, Wheeling, Bellville Tube and Delta logos.  A large star graphic is centered in front of the tubular products.

Slide 22

Historical Revenues

Demand Drivers

Oilfield Products

•                                          Expected oil and gas prices

•                                          Average rig counts

•                                          Drilling activity and well depth

Specialty Tubing Products

•                                          Industrial activity

•                                          Automotive demand

•                                          Power plant construction

Flat Rolled Steel

•                                          Material costs

•                                          Regional demand

Line graph reflecting the following revenues for the following years:

1998	$442 million

1999	$362 million

2000	$645 million

2001	$650 million

2002	$524 million

2003	$534 million

Graphic representation of various tubular products.

Slide 23

Cost of Goods Sold

Raw Materials (55%)

• Flexibility from multiple sources

Labor (15%)

• Flexible operating schedules

Energy (10%)

• Combination of contracts, spot market purchases and in-house production

Other (20%)

• Maximize plant level accountability

Pie chart reflecting the following percentages for the following items:  1) Raw Materials – 55%; 2) Labor – 15%; 3) Energy – 10%; and 4) Other – 20%.

Graphic representation of various tubular products.

Slide 24

Raw Materials Strategy

• International and domestic steel procurement

• Maximum procurement options for low cost steel

Graphic representation of steel slabs, flat rolled steel, pipe and molten steel labeled: 1) 60% Slabs, 2) 15% Coils, 3) 15% Pipe and 4) 10% Scrap.

Graphic representation of flat rolled steel situated below Lone Star Technologies, Inc. star logo.

Slide 25

Financial Performance

A table containing the following information:

	For the Year Ended December 31,
	2000	2001	2002	2003
	($in millions, except per share data)
Operating Data:
Revenues	$645.3	$650.2	$523.7	$534.1
Gross Profit	85.9	69.3	7.4	5.2
Net Income (loss)	38.6	16.4	(69.2)(2)	(68.2)(4)
Diluted EPS	1.59	0.66(1)	(2.52)(2)	(2.40)(4)
Operating Cash Flow	(8.6)	31.3	(12.4)	(40.6)
Adjusted EBITDA	74.2	57.1	(5.9)	(4.7)
Margins:
Gross Profit	13.3%	10.7%	1.4%	1.0%
Adjusted EBITDA(3)	11.5%	8.8%	-1.1%	-0.9%

(1)                                  Before special charges for early retirement of debt and write-off of expenses related to uncompleted acquisition.

(2)                                  Includes a one-time charge of $32.0 million, or $1.12 per diluted share for the 4th quarter and $1.16 per diluted share for the year ended 2002, as a result of a jury verdict against Lone Star related to an uncompleted acquisition.

(3)                                  Reconciliation of Adjusted EBITDA to operating cash flows on Page 27 of this presentation.

(4)                                  Includes $18.7 million, or $0.66 per diluted share for goodwill impairment.

Graphic representation of couplings situated below Lone Star Technologies, Inc. star logo.

Slide 26

A table containing the following information:

Strong Balance Sheet

12/31/03
Cash	$33.3
Total Assets	575.6

Total Debt (Due 2011)	150.0
Equity	$245.9

Debt to Total Capitalization	38%

Graphic representation of casing situated below Lone Star Technologies, Inc. star logo.

Slide 27

Adjusted EBITDA Operating Cash Flow Reconciliation

	Year Ended
	2000	2001	2002	2003
Operating cash flows	$(8.6)	$31.3	$(12.4)	$(40.6)
Add (deduct):
Non-cash charges for stock compensation	(0.7)	0.2	0.1	(1.1)
Gain (loss) on sale of property	—	—	0.1	(0.4)
Balance sheet changes	69.3	8.5	(35.2)	(0.7)
Interest expense, net	12.4	9.9	10.2	14.0
Income tax expense (benefit)	1.8	0.8	(0.7)	0.1
Non-recurring charges	—	6.4	32.0	24.0
Adjusted EBITDA	$74.2	$57.1	$(5.9)	$(4.7)

NOTE:            Adjusted EBITDA is earnings before extraordinary items, interest, taxes, depreciation and amortization, and special non-recurring charges.  Adjusted EBITDA is presented to help describe our ability to generate income that can be used to service our debt.  Adjusted EBITDA is a non-GAAP liquidity measure commonly used in our industry and should not be considered as an alternative measure of our net income or cash flows from operations as computed in accordance with GAAP.  Amounts presented may not be comparable to similar measures disclosed by other companies.

Graphic representation of casing situated below Lone Star Technologies, Inc. star logo.

Slide 28

Investment Considerations

• Leading market positions in core products

• Strategic alliances provide production flexibility

• Focused cost management

• Strong balance sheet

• Disciplined corporate development program

Graphic representation of various tubular products.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

/s/ Robert F. Spears
Robert F. Spears,
Vice President, General Counsel and Secretary

Date:                    March 31, 2004